DRAFT (1): 26.02.04

                                                        SERIES 3 CLASS [A/B/M/C]

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT

                           dated as of {circle}, 2004

between

(1)   BANQUE AIG, LONDON BRANCH ("PARTY A");

(2)   PERMANENT FINANCING (NO. 4) PLC ("PARTY B"); and

(3) THE BANK OF NEW YORK (the "SECURITY TRUSTEE", which expression will include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and 5(l) of this Schedule and assuming the obligations under the final paragraph of Part 5(f) of this Schedule).

Part 1. TERMINATION PROVISIONS

(a)   "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

      Section 5(a)(v), none

      Section 5(a)(vi), none

      Section 5(a)(vii), none

      Section 5(b)(iv), none

      and in relation to Party B for the purpose of:-

      Section 5(a)(v), none

      Section 5(a)(vi), none

      Section 5(a)(vii), none

      Section 5(b)(iv), none

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi), will not apply to Party A and will not apply to Party B.

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(d)   The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement:-

      (i)  Market Quotation will apply.

      (ii) The Second Method will apply.

(g)   "TERMINATION CURRENCY" means Sterling.

(h) "ADDITIONAL TERMINATION EVENT" will apply. In addition to the Additional Termination Events set forth in Parts 5(f)(iv), 5(f)(vi) and Part 5(r) of this Schedule, the following will each constitute an Additional Termination Event:

      (i) The Additional Tax Representation (as defined in Part 2(b) of this Schedule), proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "AFFECTED TRANSACTION" for the purpose of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. For the purpose of the foregoing Termination Event, the Affected Party will be Party A only.

      (ii) A redemption or purchase of the Series {circle} Class {circle} Fourth Issuer Notes occurs pursuant to Condition 5(F) (redemption or purchase following a regulatory event) of the terms and conditions thereof. For the purpose of the foregoing Termination Event: (A) for the purpose of Section 6(b)(iv), both parties will be Affected Parties; and (B) for the purpose of Section 6(e), the Affected Party will be Party B only.

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Part 2. TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
      Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, Party A makes the following representation (the "ADDITIONAL TAX REPRESENTATION"):

      (i) it is a party to each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a branch or agency; or

      (ii) it is resident in the United Kingdom or in a jurisdiction with which the United Kingdom has a double tax treaty which makes provision, whether for relief or otherwise, in relation to interest.

      For the purpose of Section 3(f) of the Agreement, Party B does not make any representation.

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Part 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)   Tax forms, documents or certificates to be delivered are: none

(b)   Other documents to be delivered are:

PARTY REQUIRED                                                    COVERED BY
TO DELIVER      FORM/DOCUMENT/                DATE BY WHICH       SECTION 3(D)
DOCUMENT        CERTIFICATE                   TO BE DELIVERED     REPRESENTATION

Party A and     Appropriate evidence of       On signing of this  Yes
Party B         its signatory's authority     Agreement

Party B         Certified copy of             On signing of this  Yes
                board resolution and          Agreement
                constitutional documents

Party A         Legal opinion in form and     On signing of this  No
                substance satisfactory to     Agreement
                Party B

Party B         Legal opinions from           On signing of this  No
                Allen & Overy                 Agreement

Party A         The Credit Support            On signing of this  Yes
                Document in respect of Party  Agreement
                A specified in Part 4(f) of
                this Schedule

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Part 4. MISCELLANEOUS

(a)   ADDRESSES FOR NOTICES.

      Address for notices or communications to Party A:

      Address:        Banque AIG, London Branch
                      5th Floor
                      One Curzon Street
                      London W1J 5RT

      Attention:      Swaps Administration

      Facsimile No.:  020 7659 7200

      With a copy to: AIG Financial Products Corp.:

      Address:        50 Danbury Road
                      Wilton
                      CT 06897-4444
                      USA

      Attention:      Chief Financial Officer (with a copy to General Counsel)

      Facsimile No.:  +1 203 222 4780

      Address for notices or communications to Party B:

      Address:        Blackwell House
                      Guildhall Yard
                      London
                      EC2V 5AE

      Attention:      The Secretary

      Facsimile No.:  020 7566 0975

      With a copy to: (i) HBOS Treasury Services plc:

      Address:        33 Old Broad Street
                      London
                      EC2N 1HZ

      Attention:      Head of Capital Markets and Securitisation

      Facsimile No.:  020 7574 8784

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                      (ii) the Security Trustee:

      Address:        The Bank of New York
                      One Canada Square
                      London
                      E14 5AL

      Attention:      Global Structured Finance - Corporate Trust

      Facsimile No.:  020 7964 6061/6399

(b)   PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

      Party A appoints as its Process Agent:  None.

      Party B appoints as its Process Agent:  None.

(c)   OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)   MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e)   CALCULATION AGENT. The Calculation Agent is Party A.

(f)   CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

      In respect of Party A: Guarantee by American International Group, Inc. dated on or about the date of this Agreement of the obligations of Party A arising out of, inter alia, Transactions entered into under this Agreement.

      In respect of Party B: None.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, American International Group, Inc.

      Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

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Part 5. OTHER PROVISIONS

(a)   NO SET-OFF

(i) All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 6.

(ii)  Section 6(e) will be amended by the deletion of the following sentence:

      "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b)   SECURITY INTEREST

Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Security Trustee (or any successor thereto) pursuant to and in accordance with the Fourth Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Security Trustee will not be liable for any of the obligations of Party B hereunder.

(c)   DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2), (5), (6), (7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

Section 5(a)(vii)(8) will not apply in respect of Party B to the extent that it applies to Section 5(a)(vii)(2), (5), (6), (7) and (9).

(d)   DISAPPLICATION OF CERTAIN TERMINATION EVENTS

The "Tax Event" and "Tax Event Upon Merger" provisions of Section 5(b)(ii) and 5(b)(iii) will not apply to Party A or to Party B.

(e)   ADDITIONAL EVENT OF DEFAULT

The following will constitute an additional Event of Default with respect to Party B:

"NOTE ACCELERATION NOTICE. A Note Acceleration Notice is served on Party B in relation to the Series 3 Class [A/B/M/C] Fourth Issuer Notes."

(f)   RATINGS EVENT

(i) In the event that the long-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A (or its successor) cease to be rated at least as high as "AA-" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and, as a result of such cessation, the then current rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes is downgraded or placed under review for possible downgrade by S&P (an "INITIAL S&P RATING EVENT"), then Party A will, within 30 days of the occurrence of such Initial S&P Rating Event, at its own cost either:

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      (A)  put in place an appropriate mark-to-market collateral agreement
           (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement on terms satisfactory to the Security Trustee (whose consent will be given if S&P confirms that the provision of such collateral would maintain the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes by S&P at, or restore the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event) provided that (x) Party A will be deemed to have satisfied the requirements of S&P if the amount of collateral agreed to be provided in the form of cash and/or securities (the "COLLATERAL AMOUNT") is determined on a basis which satisfies (but is no more onerous than) the criteria of S&P published on 17th December, 2003, which enables entities rated lower than a specified level to participate in structured finance transactions which, through collateralisation are rated at a higher level (the "S&P CRITERIA"), (y) the Collateral Amount will not be required to exceed such amount as would be required (in accordance with the S&P Criteria) to maintain or restore the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes at or to the level they would have been at immediately prior to such Initial S&P Rating Event [and (z) the enforceability of such collateral arrangement must be supported by legal opinions with respect to each relevant jurisdiction provided in a form reasonably acceptable to S&P within 30 days of the occurrence of such Initial S&P Rating Event];

      (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes by S&P at, or restore the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event);

      (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes at, or restore the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes to, the level it would have been at immediately prior to such Initial S&P Rating Event); or

      (D) take such other action as Party A may agree with S&P as will result in the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial S&P Rating Event.

      If any of paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(ii) In the event that the long-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A (or its successor) cease to be rated at least as high as ["BBB-"] by S&P and, as a result of such downgrade, the then current rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes may in the reasonable opinion of S&P be downgraded or placed under review for possible downgrade (such event, a

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      "SUBSEQUENT S&P RATING EVENT"), then Party A will, within 30 days of the occurrence of such Subsequent S&P Rating Event, at its own cost either:

      (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes by S&P at, or restore the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes by S&P to, the level it would have been at immediately prior to such Subsequent S&P Rating Event);

      (B) take such other action as Party A may agree with S&P as will result in the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent S&P Rating Event[; or

      (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes at, or restore the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes to, the level it would have been at immediately prior to such Subsequent S&P Rating Event)], and, if, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to paragraph (i)(A) above following an Initial S&P Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent S&P Rating Event until such time as any of paragraphs (ii)(A), (ii)(B) [or (ii)(C)] above have been satisfied.

      If any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iii) In the event that the long-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A (or its successor) cease to be rated at least as high as the lower of (A) "A1" (or its equivalent) by Moody's and (B) the highest rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes then issued by Moody's immediately prior to such cessation (such cessation being an "INITIAL MOODY'S RATING EVENT"), then Party A will, within 30 days of the occurrence of such Initial Moody's Rating Event, at its own cost either:

      (1) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as agreed with Moody's;

      (2) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as agreed with Moody's;

      (3)  take such other action as agreed with Moody's; or

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      (4)  put in place a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Moody's Criteria (as defined below) or such other requirements as may be agreed with Moody's.

      If any of paragraphs (iii)(1), (iii)(2) or (iii)(3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iii)(4) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iv) In the event that the long-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A (or its successor) cease to be rated as high as "A3" (or its equivalent) by Moody's (such cessation being a "SUBSEQUENT MOODY'S RATING EVENT"), then Party A will:

      (1) on a best efforts basis within 30 days of the occurrence of such Subsequent Moody's Rating Event, at its own cost, attempt either to:

           (aa) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as agreed with Moody's;

           (bb) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as agreed with Moody's; or

           (cc)  take such other action agreed with Moody's; and

      (2) within the later of 10 days of the occurrence of such Subsequent Moody's Rating Event and 30 days of the occurrence of an Initial Moody's Rating Event, put in place, at its own cost, pending compliance with paragraph (iv)(1)(aa), (iv)(1)(bb) or (iv)(1)(cc) above, a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Moody's Criteria (as defined below) or such other requirements as may be agreed with Moody's, provided that, if, at the time a Subsequent Moody's Rating Event occurs, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to paragraph (iii)(4) above following an Initial Moody's Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent Moody's Rating Event.

      If any of paragraphs (iv)(1)(aa), (bb) or (cc) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iv)(2) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

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For the purposes of paragraphs (iii) and (iv) of this Part 5(f), "REQUIRED
RATINGS" means, in respect of the relevant entity, its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A2", or such other rating as may be agreed with Moody's from time to time.

"MOODY'S CRITERIA" means that the Collateral Amount will equal the sum of (a) the product of A multiplied by the mark-to-market value of the outstanding Transactions as determined by Party A in good faith on each Local Business Day and (b) the product of B multiplied by the current aggregate notional amounts of the outstanding Transactions, where:

(w) "A" means 102% and "B" means 0% if the long-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider (or its successor), are downgraded below "A1" by Moody's;

(x) "A" means 102% and "B" means 2.0% if the long-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider (or its successor) are downgraded below "A2" by Moody's;

(y) "A" will be equal to or greater than 102% (as determined by Moody's) and "B" will be equal to or greater than 3% (as determined by Moody's) if the long-term, unsecured and unsubordinated debt obligations of Party A's Credit Support Provider (or its successor), are downgraded below "Baa2" by Moody's; and

(z)   "A" means 0% and "B" means 0% in all other cases.

      In relation to paragraphs (iii)(4) and (iv)(2) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by Party A of the mark-to-market value of the outstanding Transactions. In relation to paragraph (iv)(2) above, Party A will, at its own cost, on receipt of reasonable notice from Moody's and within 30 days of receipt of such notice arrange a third party valuation of the mark-to-market value of the outstanding Transactions.

      A failure by Party A to arrange such a valuation will not be or give rise to an Event of Default under Section 5(a)(ii) of this Agreement but will constitute an Additional Termination Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

(v) In the event that the long-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A (or its successor) cease to be rated at least as high as "A+" (or its equivalent) by Fitch Ratings Ltd ("FITCH") and, as a result of such cessation, the then current rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes is downgraded or placed under review for possible downgrade by Fitch (an "INITIAL FITCH RATING EVENT") then Party A will, on a best efforts basis within 30 days of the occurrence of such Initial Fitch Rating Event, at its own cost, either:

      (A) put in place an appropriate mark-to-market collateral agreement in a form and substance acceptable to Fitch (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both to be posted on a weekly basis) in support of its obligations under this Agreement provided that (x) Party A will be deemed to have satisfied the requirements of Fitch if the Collateral Amount is determined on a basis which is no more onerous than the Fitch Criteria (as

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           defined below), and (y) the Collateral Amount will not be required to exceed such amount as would be required (in accordance with the Fitch Criteria) to maintain or restore the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes at or to the level it would have been at immediately prior to such Initial Fitch Rating Event;

      (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes by Fitch at, or restore the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes by Fitch to, the level it would have been at immediately prior to such Initial Fitch Rating Event);

      (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes at, or restore the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes to, the level it would have been at immediately prior to such Initial Fitch Rating Event); or

      (D) take such other action as Party A may agree with Fitch as will result in the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial Fitch Rating Event.

      If any of paragraphs (v)(B), (v)(C) or (v)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vi) In the event that the long-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A (or its successor) cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes is downgraded or placed under review for possible downgrade by Fitch (a "SUBSEQUENT FITCH RATING EVENT") then Party A will:

      (A) on a best efforts basis within 30 days of the occurrence of such Subsequent Fitch Rating Event, at its own cost, attempt either to:

           (1) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes by Fitch at, or restore the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes by Fitch to, the level it would have been at immediately prior to such Subsequent Fitch Rating Event);

           (2) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes at, or restore the rating of the Series 3 Class [A/B/M/C]

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                Fourth Issuer Notes to, the level it would have been at
                immediately prior to such Subsequent Fitch Rating Event); or

           (3) take such other action as Party A may agree with Fitch as will result in the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent Fitch Rating Event; and

      (B) within the later of 10 days of the occurrence of such Subsequent Fitch Rating Event and 30 days of the occurrence of an Initial Fitch Rating Event, put in place, at its own cost, pending compliance with paragraph (vi)(A)(1), (vi)(A)(2) or (vi)(A)(3) above, an appropriate mark-to-market collateral agreement in a form and substance acceptable to Fitch (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both to be posted on a weekly basis) in support of its obligations under this Agreement provided that (x) Party A will be deemed to have satisfied the requirements of Fitch if the Collateral Amount is determined on a basis which is no more onerous than the Fitch Criteria (as defined below), and (y) the Collateral Amount will not be required to exceed such amount as would be required (in accordance with the Fitch Criteria) to maintain or restore the rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes or to the level it would have been at immediately prior to such Subsequent Fitch Rating Event, and provided that, if, at the time a Subsequent Fitch Rating Event occurs, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to paragraph (v)(A) above following an Initial Fitch Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent Fitch Rating Event.

      If any of paragraphs (vi)(A)(1), (2) or (3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (vi)(B) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

      "FITCH CRITERIA" means that the Collateral Amount will equal the sum of
      (a) the product of A multiplied by the mark-to-market value of the outstanding Transactions as determined by Party A in good faith on a weekly basis and (b) the product of B multiplied by the current aggregate notional amounts of the outstanding Transactions, where "A" means 100% and "B" means 2.5%.

(vii) (A)  If Party A does not take any of the measures described in paragraph
           (i) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

      [(B) If, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral and fails to continue to post collateral pending compliance with any of paragraphs (ii)(A), (ii)(B) [or (ii)(C)] above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the [tenth] day following such Subsequent S&P Rating Event with Party A as the sole

           Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even if it is posting collateral as required by paragraph (ii) above and notwithstanding Section 5(a)(ii), Party A does not take any of the measures described in paragraphs (ii)(A),
           (ii)(B) [or (ii)(C)] above. Such Additional Termination Event will be deemed to have occurred on the thirtieth day following the Subsequent S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.]

      (C)  If Party A does not take any of the measures described in paragraph
           (iii)(1), (2), (3) or (4) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following the occurrence of such Initial Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

      (D) If Party A does not take the measures described in paragraph (iv)(2) above, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent Moody's Rating Event and the thirtieth day following an Initial Moody's Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of paragraph (iv)(2) above and notwithstanding Section 5(a)(ii), Party A has failed, within 30 days following such Subsequent Moody's Rating Event, to either transfer as described in paragraph (iv)(1)(aa), find a co-obligor as described in paragraph (iv)(1)(bb) or take such other action as described in paragraph (iv)(1)(cc). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Subsequent Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

      (E) If Party A does not take the measures described in paragraph (v) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

      (F) If Party A does not take the measures described in paragraph (vi)(B) above, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent Fitch Rating Event and the thirtieth day following an Initial Fitch Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of paragraph (vi)(B) above and notwithstanding
           Section 5(a)(ii), Party A has failed, within 30 days following such Subsequent Fitch Rating Event, to either transfer as described in paragraph (vi)(A)(1), find a co-obligor as described in paragraph
           (vi)(A)(2) or take such other action as described in paragraph
           (vi)(A)(3). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

      (G) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this Part 5(f) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions with Party A, and Party B has acquired the Security Trustee's prior written consent.

Each of Party B and the Security Trustee will use their reasonable endeavours to co-operate with Party A in putting in place such credit support documentation, including agreeing to such arrangements in such documentation as may satisfy S&P, Moody's and/or Fitch, as applicable, with respect to the operation and management of the collateral and entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral.

(g)   TRANSFER POLICY

Section 7 of this Agreement will not apply to Party A, who will be required to comply with, and will be bound by, the following:

Without prejudice to Section 6(b)(ii) as amended in this Schedule, Party A may transfer all (but not part only) of its interests and obligations in and under this Agreement to any of its Affiliates or, with the prior written consent of Party B, such consent not to be unreasonably withheld, to any other entity (each such Affiliate or entity a "TRANSFEREE") upon providing five Business Days' prior written notice to the Note Trustee, provided that:

(i) the Transferee's long-term, unsecured and unsubordinated debt obligations are then rated not less than "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency);

(ii) the Ratings Agencies have confirmed that the transfer will not result in the then current rating of the Series 3 Class [A/B/M/C] Fourth Issuer Notes being downgraded;

(iii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such excess;

(iv) a Termination Event or Event of Default does not occur as a result of such transfer;

(v) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

(vi) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

With respect to paragraph (iii) above, each party agrees to make such Payee Tax Representations and Payer Tax Representations as may reasonably be requested by the other party in order to reasonably satisfy such other party that such withholding or deduction will not occur.

Following the transfer, all references to Party A (or its Credit Support Provider, as applicable) will be deemed to be references to the Transferee.

Save as otherwise provided for in this Agreement and notwithstanding Section 7, Party A will not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Security Trustee.

(h)   ADDITIONAL REPRESENTATION

Section 3 is amended by the addition at the end thereof of the following additional representations (provided that the representation in Section 3(h) will be made by Party A only):

      "(g) NO AGENCY. It is entering into this Agreement, including each Transaction, as principal and not as agent of any person or entity.

      (h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

(i)   RECORDING OF CONVERSATIONS

Each party to this Agreement (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and (iii) agrees that in any Proceedings it will not object to the introduction of such recordings in evidence on the ground that consent was not properly given.

(j)   RELATIONSHIP BETWEEN THE PARTIES

The Agreement is amended by the insertion after Section 14 of an additional
Section 15, reading in its entirety as follows:

"15.  RELATIONSHIP BETWEEN THE PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) NON RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser for it in respect of that Transaction."

(k)   TAX

The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

"(d)  Deduction or Withholding for Tax

(i)   Requirement to Withhold

      All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

      (1)  will promptly notify the other party ("Y") of such requirement;

      (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

      (3) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

      (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

(ii)  Liability

      If:

      (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax; and

      (2)  X does not so deduct or withhold; and

      (3)  a liability resulting from such Tax is assessed directly against X,

      then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

(iii) Tax Credit etc.

      Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

      (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment (a "TAX CREDIT"), it will pay to Party A as soon as practical after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

      (2) the "cash benefit" will, in the case of a Tax credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in clause (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, will be the amount of the repayment together, in either case, with any related interest or similar payment obtained by Party B;

      (3) it will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it will be the sole judge of the amount of such Tax Credit and of the date on which the same is received and will not be obliged to disclose to Party A any information relating to its tax affairs or tax computations save that Party B will, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received; and

      (4) it will ensure that any Tax Credit obtained is paid directly to Party A, and not applied in whole or part to pay any other Issuer Secured Creditor or any other party, both prior to and subsequent to any enforcement of the security constituted by the Fourth Issuer Deed of Charge."

(l)   SECURITY, ENFORCEMENT AND LIMITED RECOURSE

(i) Party A agrees with Party B and the Security Trustee to be bound by the terms of the Fourth Issuer Deed of Charge and, in particular, confirms that: (A) no sum will be payable by or on behalf of Party B to it except in accordance with the provisions of the Fourth Issuer Deed of Charge; and
      (B) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Fourth Issuer Deed of Charge.

(ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that it will have recourse only to Fourth Issuer Available Funds, but always subject to the order of priority of payments set out in the Fourth Issuer Cash Management Agreement and the Fourth Issuer Deed of Charge.

(m)   CONDITION PRECEDENT

Section 2(a)(iii) will be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party A only.

(n)   REPRESENTATIONS

Section 3(b) will be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(o)   ADDITIONAL DEFINITIONS

Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Fourth Issuer Master Definitions and Construction Schedule (the "ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about {circle}, 2004 will, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule the definitions in this Agreement will prevail. In the event of any inconsistency between the Master Schedule and the Issuer Schedule, the Issuer Schedule will prevail. The rules of interpretation set out in the Master Definitions Schedule will apply to this Agreement.

(p)   CHANGE OF ACCOUNT

Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

"; provided that such new account will be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short-term, unsecured, unsubordinated and unguaranteed debt obligation rating of at least "Prime-1" (in the case of Moody's), "A-1+" (in the case of S&P) and "F1+" (in the case of Fitch) (or, if such financial institution is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)."

(q)   MODIFICATIONS TO CLOSE-OUT PROVISIONS

Upon the occurrence of an Event of Default with respect to Party A or an Additional Termination Event which entitles Party B to terminate any Affected Transaction pursuant to Section 6(b) of the Agreement, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination
Date) to proceed in accordance with Section 6 of this Agreement, subject to the following:

(i) For the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

(ii) The following amendments will be deemed to be made to the definition of "Market Quotation":

      (A) the word "firm" will be added before the word "quotations" in the second line; and

      (B) the words ", provided that such documentation would either be the same as this Agreement and the existing confirmations hereto (and the long-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "AA-" by S&P and "A1" by Moody's and the short-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "Prime-1" by Moody's and "A+" by Fitch (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)) or the Rating Agencies have confirmed in writing that such proposed documentation will not adversely impact the ratings of the Notes" will be added after "agree" in the sixteenth line; and

      (C)  the last sentence will be deleted and replaced with the following:

           "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be either (a) the lower of the two quotations where there would be a sum payable by Party A to Party B, or (b) the higher of the two quotations where there would be a sum payable by Party B to Party A. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and, if Party B does not accept such quotation (or if no quotation has been provided), it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined. If no quotation has been provided, it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

(iii) For the purpose of the definition of "Market Quotation", and without limitation of the general rights of Party B under the Agreement:

      (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to Part 5(q)(iii)(C) below;

      (B) Party A will, for the purposes of Section 6(e), be permitted to obtain on behalf of Party B quotations from Reference Market-makers;

      (C) If no quotations have been obtained within 6 Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined;

      (D) Party B will be deemed to have discharged its obligations under Part 5(q)(iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain on behalf of Party B quotations from Reference Market-makers. Party A agrees to act in accordance with such request; and

      (E) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

(r)   TERMINATION RIGHTS OF CREDIT SUPPORT PROVIDER

The following will constitute an Additional Termination Event:

If, due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to the Credit Support Provider of Party A (or its successor or assignee) or a party to this Agreement) or (y) a Change in Tax Law, the Credit Support Provider of Party A (or its successor or assignee) would, on the next succeeding Scheduled Payment Date, provided that a payment under the Credit Support Document in respect of Party A were then due, be required to pay to Party B an additional amount in respect of an Indemnifiable Tax under Section 8(a) of such Credit Support Document (other than in respect of default interest).

For the purposes of this Part 5(r):

(i) the definition of "law" shall be amended by the insertion of the words "either generally or with respect to a party to the Credit Support Document in respect of Party A" after the phrase "any relevant governmental authority" and the addition of the words "Change in Tax Law" before the word "lawful" on the second line; and

(ii) "Indemnifiable Tax" shall have the meaning given to it in Section 8(a)(iv) of the Credit Support Document in respect of Party A.

For the purposes of the foregoing Additional Termination Event, Party A will be the sole Affected Party and all Transactions will be Affected Transactions, provided that, for the purposes of Section 6(b)(iv) only, Party B will be deemed to be the sole Affected Party. Notwithstanding the foregoing, if the Security Trustee gives notice to Party A and its Credit Support Provider that it wishes the relevant Transactions to remain in effect, such Additional Termination Event will be deemed not to have occurred.

(s)   CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

Except as contemplated by the provisions of Part 5(r) above, a person who is not a party to this

Agreement will not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this will not affect any right or remedy of a third party which exists or is available apart from that Act.

DRAFT (1): 26.02.04

                                                   SERIES 3 CLASS B CONFIRMATION

From:               Banque AIG, London Branch
                    5th Floor
                    One Curzon Street
                    London
                    W1J 5RT

To:                 Permanent Financing (No. 4) PLC
                    Blackwell House
                    Guildhall Yard
                    London
                    EC2V 5AE

Attention:          The Secretary

To:                 The Bank of New York
                    One Canada Square
                    London
                    E14 5AL

Attention:          Global Structured Finance - Corporate Trust

                                                                  {circle}, 2004

Dear Sirs,

CONFIRMATION - SERIES 3 CLASS B DOLLAR TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below. This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 3 Class B) entered into between us, you and The Bank of New York (the "SECURITY TRUSTEE") dated as of {circle}, 2004, as amended and supplemented from time to time (the "AGREEMENT").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. In the event of any inconsistency between any of the following, the first listed will govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

     Party A:                           Banque AIG, London Branch

     Party B:                           Permanent Financing (No. 4) PLC

     Trade Date:                        {circle}, 2004

     Effective Date:                    {circle}, 2004

     Termination Date:                  The earlier of the Quarterly Interest
                                        Payment Date falling in {circle} and the date on which all of the Series 3 Class
                                        B Fourth Issuer Notes are redeemed in
                                        full.

     Dollar Currency Exchange Rate:     {circle} USD per GBP

     Business Days:                     London Business Day, New York Business
                                        Day and TARGET Business Day.

     Calculation Period:                Has the meaning given to such term in
                                        the Definitions.

     Calculation Agent:                 Party A

Party A Floating Amounts:

     Party A Currency Amount:           In respect of each Party A Calculation
                                        Period, an amount in Dollars equal to
                                        the principal amount outstanding of the
                                        Series 3 Class B Fourth Issuer Notes on
                                        the first day of such Calculation Period
                                        (after taking into account any
                                        redemption on such day).

     Party A Payment Dates:             Each Quarterly Interest Payment Date
                                        from and including the Quarterly
                                        Interest Payment Date falling in
                                        {circle} 2004 up to the Termination Date and the Termination Date.

     Party A Floating Rate:             In respect of each Party A Calculation
                                        Period, Three-Month USD-LIBOR determined in respect of the first day of such Party A Calculation Period.

     Spread: {circle} per cent. for Party A Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in {circle} and {circle} per cent. thereafter.

     Party A Floating Rate Day
     Count Fraction:                    Actual/360

Party B Floating Amounts:

     Party B Currency Amount:           In respect of each Party B Calculation
                                        Period, an amount in Sterling equivalent to the Party A Currency Amount for the Party A Calculation Period commencing on the first day of such Party B
                                        Calculation Period converted by
                                        reference to the Dollar Currency
                                        Exchange Rate.

     Party B Payment Dates:             Each Quarterly Interest Payment Date
                                        from and including the Quarterly
                                        Interest Payment Date falling in
                                        {circle} 2004 up to the Termination Date and the Termination Date.

     Party B Floating Rate:             In respect of each Party B Calculation
                                        Period, Sterling-LIBOR determined in
                                        respect of the first day of such Party B
                                        Calculation Period.

     Spread: {circle} per cent. for Party B Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in {circle} and {circle} per cent. thereafter.

     Party B Floating Rate Day
     Count Fraction:                    Actual/365 (Fixed)

Initial Exchange:

     Initial Exchange Date:             Effective Date

     Party A Initial
     Exchange Amount:                   GBP {circle}

     Party B Initial
     Exchange Amount:                   USD {circle}

Interim Exchange:

     Interim Exchange Dates:            Each Quarterly Interest Payment Date
                                        (other than the Termination Date) on
                                        which any of the Series 3 Class B Fourth
                                        Issuer Notes are redeemed in whole or in part.

     Party A Interim
     Exchange Amount:                   In respect of each Interim Exchange
                                        Date, an amount in Dollars equal to the
                                        amount of the Series 3 Class B Fourth
                                        Issuer Notes redeemed on such Interim
                                        Exchange Date.

     Party B Interim
     Exchange Amount:                   In respect of each Interim Exchange
                                        Date, the Sterling equivalent of the
                                        Party A Interim Exchange Amount for such
                                        Interim Exchange Date converted by
                                        reference to the Dollar Currency
                                        Exchange Rate.

Final Exchange:

     Final Exchange Date:               Termination Date

     Party A Final Exchange Amount:     An amount in Dollars equal to the
                                        principal amount outstanding of the
                                        Series 3 Class B Fourth Issuer Notes on
                                        the Final Exchange Date (before taking
                                        into account any redemption on such
                                        day).

     Party B Final Exchange Amount:     The Sterling equivalent of the Party A
                                        Final Exchange Amount converted by
                                        reference to the Dollar Currency
                                        Exchange Rate.

2.   Deferral of Floating Amounts:

     If any payment of interest under the Series 3 Class B Fourth Issuer Notes is deferred in accordance with the terms and conditions of the Series 3 Class B Fourth Issuer Notes, a corresponding part of the Party A Floating Amount and a pro rata part of the Party B Floating Amount which, in each case, would otherwise be due in respect of the relevant Quarterly Interest Payment Date will be deferred.

     The amount so deferred on the Party A Floating Amount will be payable on the next Party A Payment Date (together with an additional floating amount accrued thereon at the applicable Party A Floating Rate) and the Party A Floating Amount due on such date will be deemed to include such amounts.

     The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date (together with an additional floating amount accrued thereon accrued at the applicable Party B Floating Rate) and the Party B Floating Amount due on such will be deemed to include such amounts.

     On any subsequent occasion if any payment of interest under the Series 3 Class B Fourth Issuer Notes is deferred (including any payment of a previous shortfall of interest or any payment of interest on such shortfall) in accordance with the terms and conditions of the Series 3 Class B

     Fourth Issuer Notes, all or a corresponding part of the Party A Floating Amount and a pro rata part of the Party B Floating Amount will be deferred.

     The amount so deferred on the Party A Floating Amount will be payable on the next Party A Payment Date (together with an additional floating amount accrued thereon at the applicable Party A Floating Rate) and the Party A Floating Amount due on such date will be deemed to include such amounts.

     The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date (together with an additional floating amount accrued thereon at the applicable Party B Floating Rate) and the Party B Floating Amount due on such date will be deemed to include such amounts.

3.   Account Details:

     Payments to Party A
     in Dollars:              Bank:               {circle}

                              Account Number:     {circle}

                              SWIFT:              {circle}

                              ABA No.:            {circle}

                              Favour:             {circle}

     Payments to Party A
     in Sterling:             Bank:               {circle}

                              SWIFT:              {circle}

                              Account Number:     {circle}

                              Favour:             {circle}

     Payments to Party B
     in Dollars:              Bank:               Citibank, N.A., New York

                              Credit Account:     {circle}

                              New York Swift:     CITIUS33

                              FAO:                Citibank, N.A., London

                              London Swift:       CITIGB2L

                              Reference:          GATS "Permanent Financing
                                                  (No. 4) PLC"

     Payments to Party B
     in Sterling:             Bank:               The Governor and Company of
                                                  the Bank of Scotland

                              Account Number:     {circle}

                              Sort Code:          12-24-55

                              Account Name:       Permanent Financing (No. 4)
                                                  PLC Transaction Account

     It is agreed by the parties that payments made by Party A to the Principal Paying Agent in accordance with the settlement instructions, as detailed above, will be considered as absolute and conclusive discharge of Party A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This will continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.

4.   Notification to Party A

     For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by the Fourth Issuer Cash Manager or Party B and the Calculation Agent will not be liable for any error, incompleteness or omission regarding such information.

     Party B or the Fourth Issuer Cash Manager acting on its behalf, will notify Party A of the amount of principal payments to be made on the Series 3 Class B Fourth Issuer Notes on each Quarterly Interest Payment Date no later than one (1) Business Day prior to such Quarterly Interest Payment Date.

5.   Notice Details:

     Party A:                 Banque AIG, London Branch

     Address:                 {circle}

     Facsimile No.:           {circle}

     Attention:               {circle}

     Party B:                 Permanent Financing (No. 4) PLC

     Address:                 Blackwell House
                              Guildhall Yard
                              London
                              EC2V 5AE

     Facsimile Number:        020 7566 0975

     Attention:               The Secretary

     With a copy to: (i)      the Security Trustee:

     Name:                    The Bank of New York

     Address:                 One Canada Square
                              London
                              E14 5AL

     Facsimile Number:        020 7964 6061/6399

     Attention:               Global Structured Finance

                    (ii)      HBOS Treasury Services plc

     Address:                 33 Old Broad Street
                              London
                              EC2N 1HZ

     Facsimile Number:        020 7574 8784

     Attention:               Head of Capital Markets and Securitisation

Yours faithfully,

BANQUE AIG, LONDON BRANCH


By:
Name:
Title:

Confirmed as of the date first written:

PERMANENT FINANCING (NO. 4) PLC


By:
Name:
Title:

THE BANK OF NEW YORK


By:
Name:
Title: